Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of American Tax Credit Properties L.P. (the “Registrant”) on Form 10-K for the year ended March 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Salzman, Chief Executive Officer of Richman Tax Credit Properties Inc., general partner of Richman Tax Credit Properties L.P., General Partner of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ David Salzman
David Salzman
Chief Executive Officer of Richman
Tax Credit Properties Inc., general
partner of Richman Tax Credit Properties
L.P., General Partner of the Registrant
March 14, 2008